TAX STATUS	12 Months Ended
Dec. 31, 2025
Donegal Mutual Insurance Company 401(k) Plan [Member]
TAX STATUS [Abstract]
TAX STATUS
5.
TAX STATUS

Effective January 1, 2021, the Plan adopted the Transamerica Retirement Solutions, LLC (“Transamerica”) Pre-approved 401(k) Profit Sharing Plan. The Internal Revenue Service (“IRS”) ruled on June 30, 2020 that the Plan qualifies under Section 401(a) of the Internal Revenue Code (“IRC”) under the pre-approved program and the related trust is, therefore, not subject to tax under the present income tax law. The Plan is required to operate in conformity with the IRC to maintain its qualification. The Plan administrator believes that the Plan is designed and is currently being operated, including the adoption of amendments, in compliance with the applicable requirements of the IRC.

U.S. GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the organization has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan administrator has analyzed the tax positions taken by the Plan and has concluded that as of December 31, 2025, there are no uncertain positions taken, or expected to be taken, that would require recognition of a liability or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions. There are currently no audits in progress for any tax periods.